                               DLJ WINTHROP FUNDS

    SUPPLEMENT DATED OCTOBER 27, 1999 TO PROSPECTUS DATED FEBRUARY 23, 1999
        INCORPORATING SUPPLEMENTS DATED JULY 7, 1999 AND OCTOBER 1, 1999

1) Effective October 27, 1999, Wood, Struthers & Winthrop Management Corp. has changed its name to DLJ Asset Management Group, Inc.

2) For the period November 1, 1999 through October 31, 2000, the adviser of each of the below referenced DLJ Winthrop Funds has undertaken in writing to reduce its management fees and reimburse operating expenses in order to limit the Total Fund Operating Expenses to the below referenced percentage of daily net assets. After October 31, 2000, the adviser may, in its sole discretion, determine to discontinue this practice with respect to any Fund.

Fixed Income Fund                Class A  1.00%      Municipal Trust Fund             Class A  1.00%
                                 Class B  1.70%                                       Class B  1.70%
                                 Class D  0.70%
International Equity Fund        Class A  2.15%      Developing Markets Fund          Class A  2.15%
                                 Class B  2.90%                                       Class B  2.90%
                                 Class D  1.90%
High Income Fund                 Class A  1.10%      Municipal Money Fund                       .90%
                                 Class B  1.85%      U.S. Government Money Fund                 .90%
                                 Class D  0.85%

3) The following language should replace the last sentence of the first paragraph on page 33 of the DLJ Winthrop Funds' Prospectus:

     AXA Investment Managers GS Ltd, a UK registered company with principal offices at 60 Gracechurch Street, London EC3V 0HR, England serves as sub-investment adviser for the International Funds and is a wholly-owned subsidiary of AXA Investment Managers, an investment management subsidiary of AXA ('AXA'). Effective October 1, 1999, due to an internal restructuring within the AXA Investment Managers Group of Companies, AXA Investment Managers GS Ltd assumed the sub-investment advisory responsibilities formerly undertaken by AXA Asset Management Partenaires, a French wholly-owned subsidiary of AXA Investment Managers. Investment personnel and policies remain unchanged.

4) The CDSC waivers on Class B shares referenced in the DLJ Winthrop Funds' Prospectus on page 41 have been amended to include the following:

     (5) A total or partial redemption related to certain distributions from retirement plans or accounts at age 70 1/2, which are permitted without penalty pursuant to the Internal Revenue Code.

5) The new address of our Servicing Agent is:

        First Data Investor Services Group, Inc.
        211 South Gulph Road
        P.O. Box 61787
        King of Prussia, PA 19406

     Please use this address for Fund correspondence or for additional investments made by a shareholder who has established his/her account outside of a broker-dealer.

     Additional investments made by bank wire should be sent using the following instructions:

        Boston Safe Deposit & Trust
        ABA#: 011001234
        Credit: (Insert Name of Your Fund)
        Acct#: 006068
        FBO Shareholder name and account number